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                            Nuveen Investment Trust

    Supplement to Statement of Additional Information dated August 1, 1996



     As described in the Nuveen Growth and Income Stock Fund's Prospectus, as supplemented October 21, 1996, the Nuveen Growth and Income Stock Fund is offering the common shareholders of the Nuveen ETF Funds and the holders of shares of Nuveen Mutual Funds, units of Nuveen UIT's and shares of Flagship Funds, in each case with a record date of October 22, 1996 (collectively, the "Holders"), the opportunity to subscribe for Load-Waived Class A Shares. For purposes of the Offer, the term "Holder" includes the record date shareholder and/or unitholder and any account for which he or she is the owner, co-owner or beneficiary. Accordingly, the individual holder of record may exercise the Offer in any account for which he or she is the owner, co-owner or beneficiary, including Individual Retirement Accounts and other qualified plan accounts.



Nuveen Growth and Income Stock Fund


December 12, 1996